Exhibit 10.2

AMENDMENT #1 TO THE PROMISSORY NOTE

ISSUED ON JUNE 7, 2022

THIS AMENDMENT #1 to the Note (as defined below) (the “Amendment”) is entered into as of October 11, 2022 (the “Effective Date”), by and between BETTER FOR YOU WELLNESS, INC., a Nevada corporation (the “Company”), and MAST HILL FUND, L.P., a Delaware limited partnership (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain promissory note originally issued by the Company to the Holder on June 7, 2022, in the original principal amount of $310,000.00 (as amended from time to time, the “Note”); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Section 3.19 of the Note shall be replaced in the entirety with the following:

“3.19 Registration Statement Failures. The Borrower fails to (i) file a registration statement (the “Registration Statement”) covering the Holder’s resale at prevailing market prices (and not fixed prices) of all of the Conversion Shares (as defined in the Purchase Agreement) (the “Conversion Shares”) and Commitment Shares (as defined in the Purchase Agreement) (the “Commitment Shares”) on or before February 9, 2023, (ii) cause the Registration Statement to become effective on or before May 10, 2023, (iii) cause the Registration Statement to remain effective until the Holder no longer owns the Note, Conversion Shares, or Commitment Shares, (iv) comply with the provisions of the Registration Rights Agreement in all respects, or (v) immediately amend the Registration Statement or file a new Registration Statement (and cause such Registration Statement to become effective as provided in the Registration Rights Agreement) if there are no longer sufficient shares registered under the initial Registration Statement for the Holder’s resale at prevailing market prices (and not fixed prices) of all of the Conversion Shares and Commitment Shares.

2. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

BETTER FOR YOU WELLNESS, INC.		MAST HILL FUND, L.P.

By:	/S/	By:	/S/
Name:	Ian James	Name:	Patrick Hassani
Title:	Chief Executive Officer	Title:	Chief Investment Officer